UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2024 (May 23, 2024)

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Interstate North Circle SE
Atlanta, Georgia 30339
(770) 763-1000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Assurant, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (1) elected each of the nominees listed below to the Company’s Board of Directors to serve until the 2025 annual meeting of stockholders or until their respective successors have been elected and qualified; (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (3) approved, by non-binding advisory vote, the 2023 compensation of the Company’s named executive officers.

The following is a summary of the votes cast, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elaine D. Rosen	44,400,459	837,527	139,705	2,993,323
Paget L. Alves	44,828,700	517,133	31,858	2,993,323
Rajiv Basu	45,180,932	149,727	47,032	2,993,323
J. Braxton Carter	45,249,051	87,561	41,079	2,993,323
Keith W. Demmings	45,061,199	287,687	28,805	2,993,323
Harriet Edelman	45,170,294	166,605	40,792	2,993,323
Sari Granat	45,154,483	182,239	40,969	2,993,323
Lawrence V. Jackson	43,299,825	2,036,541	41,325	2,993,323
Debra J. Perry	44,890,018	446,497	41,176	2,993,323
Ognjen (Ogi) Redzic	45,236,479	100,012	41,200	2,993,323
Paul J. Reilly	43,792,830	1,536,264	48,597	2,993,323

Proposal 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent
Registered Public Accounting Firm for Fiscal Year 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,452,402	1,882,932	35,680	N/A

Proposal 3: Non-Binding Advisory Vote on the 2023 Compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,593,249	1,716,327	68,115	2,993,323

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 24, 2024	By:	/s/ Mariana Wisk
Name: Mariana Wisk
Title: Senior Vice President and Corporate Secretary